                              Genesis Subsidiaries

                                              State of
Name                                        Organization                 Type of Entity
----                                        ------------                 --------------
ASCO Healthcare of New England, Inc.        Maryland                     Corporation

ASCO Healthcare of New England, Limited     Maryland                     Corporation
Partnership

ASCO Healthcare, Inc.                       Maryland                     Corporation

Brevard Meridian Limited Partnership        Maryland                     Limited
                                                                         Partnership

Brinton Manor, Inc.                         Delaware                     Corporation

CareCard, Inc.                              Maryland                     Corporation

Carefleet, Inc.                             Pennsylvania                 Corporation

Catonsville Limited Partnership             Maryland                     Limited
                                                                         Partnership

Cheltenham LTC Management, Inc.             Pennsylvania                 Corporation

CompuAims, Inc.                             Tennessee                    Corporation

Concord Healthcare Corporation              Delaware                     Corporation

Crestview Convalescent Home, Inc.           Pennsylvania                 Corporation

Crestview North, Inc.                       Pennsylvania                 Corporation

Crystal City Nursing Center, Inc.           Maryland                     Corporation

Derby Nursing Center Corporation            Connecticut                  Corporation

Diversified Diagnostics, Inc.               Pennsylvania                 Corporation

Dover Healthcare Associates, Inc.           Delaware                     Corporation

Eastern Medical Supplies, Inc.              Maryland                     Corporation

Eastern Rehab Services, Inc.                Maryland                     Corporation

Easton Meridian Limited Partnership         Maryland                     Limited
                                                                         Partnership

Edella Street Associates                    Pennsylvania                 Limited
                                                                         Partnership

EIDOS, Inc.                                 Florida                      Corporation

Genesis Eldercare Home Care Services,       Pennsylvania                 Corporation
Inc.
f/k/a Healthcare Services Network, Inc.

Genesis Eldercare Management Services,      Delaware                     Corporation
Inc. f/k/a Bluefield Manor, Inc.

Genesis Eldercare National Centers, Inc.    Florida                      Corporation
f/k/a National Health Care Affiliates,
Inc.

Genesis Eldercare Network Services, Inc.    Pennsylvania                 Corporation
f/k/a/ Genesis Management Resources, Inc.
f/k/a Total Care Systems, Inc.


                              Genesis Subsidiaries

                                              State of
Name                                        Organization                 Type of Entity
----                                        ------------                 --------------
Genesis Eldercare Physician Services,       Pennsylvania                 Corporation
Inc. f/k/a Genesis Physician Services,
Inc.

Genesis Eldercare Properties, Inc.          Pennsylvania                 Corporation

Genesis Eldercare Rehabilitation            Pennsylvania                 Corporation
Management Services, Inc. f/k/a Robindale
Medical Services, Inc.

Genesis Eldercare Rehabilitation            Pennsylvania                 Corporation
Services, Inc. f/k/a Team Rehabilitation,
Inc.

Genesis Eldercare Staffing Services, Inc.   Pennsylvania                 Corporation
f/k/a Staff Replacement Services, Inc.

Genesis Health Services Corporation         Delaware                     Corporation

Genesis Health Ventures of Arlington,       Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Bloomfield,      Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Clarks Summit,   Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Indiana,         Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Lanham, Inc.     Pennsylvania                 Corporation

Genesis Health Ventures of Massachusetts,   Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Naugatuck,       Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of New Garden,      Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Point            Pennsylvania                 Corporation
Pleasant, Inc.

Genesis Health Ventures of Salisbury,       Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Wayne, Inc.      Pennsylvania                 Corporation

Genesis Health Ventures of West Virginia,   Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of West Virginia,   Pennsylvania                 Limited
L. P.                                                                    Partnership

Genesis Health Ventures of Wilkes-Barre,    Pennsylvania                 Corporation
Inc.

Genesis Health Ventures of Windsor, Inc.    Pennsylvania                 Corporation


                              Genesis Subsidiaries

                                              State of
Name                                        Organization                 Type of Entity
----                                        ------------                 --------------
Genesis Health Ventures, Inc.               Pennsylvania                 Corporation

Genesis Healthcare Centers Holdings, Inc.   Delaware                     Corporation

Genesis Holdings, Inc.                      Delaware                     Corporation

Genesis Immediate Med Center, Inc.          Pennsylvania                 Corporation

Genesis Properties Limited Partnership      Pennsylvania                 Limited
                                                                         Partnership

Genesis Properties of Delaware              Delaware                     Corporation
Corporation

Genesis Properties of Delaware Ltd.         Delaware                     Limited
Partnership, L. P.                                                       Partnership

Geriatric & Medical Companies, Inc.         Delaware                     Corporation

Geriatric & Medical Investments Corp.       Delaware                     Corporation

Geriatric & Medical Services, Inc.          New Jersey                   Corporation

Gerimed Corp.                               Pennsylvania                 Corporation

GMC Leasing Corporation                     Delaware                     Corporation

GMC Management, Inc.                        Pennsylvania                 Corporation

GMC Medical Consulting Services, Inc.       Pennsylvania                 Corporation

GMC-LTC & Management, Inc.                  Pennsylvania                 Corporation

GMS Insurance Services, Inc.                Pennsylvania                 Corporation

GMS Management - Tucker, Inc.               Pennsylvania                 Corporation

Governor's House Nursing Home, Inc.         Delaware                     Corporation

Greenspring Meridian Limited Partnership    Maryland                     Limited
                                                                         Partnership

Hallmark Healthcare Limited Partnership     Maryland                     Corporation

Hammonds Lane Meridian Limited              Maryland                     Limited
Partnership                                                              Partnership

HCHS, Inc.                                  Pennsylvania                 Corporation

Health Concepts and Services, Inc.          Maryland                     Corporation

Healthcare Resources Corp.                  Pennsylvania                 Corporation

Hilltop Health Care Center, Inc.            Delaware                     Corporation

HSS-Para Transit, Inc.                      Pennsylvania                 Corporation

Innovative Health Care Marketing, Inc.      Pennsylvania                 Corporation

Innovative Pharmacy Services, Inc.          New Jersey                   Corporation

Keystone Nursing Home, Inc.                 Delaware                     Corporation

Knollwood Manor, Inc.                       Pennsylvania                 Corporation



                              Genesis Subsidiaries

                                              State of
Name                                        Organization                 Type of Entity
----                                        ------------                 --------------
Knollwood Nursing Home, Inc.                Delaware                     Corporation

Life Support Ambulance, Inc.                Pennsylvania                 Corporation

Life Support Medical Equipment, Inc.        Pennsylvania                 Corporation

Life Support Medical, Inc.                  Pennsylvania                 Corporation

LIH Chestnut Associates L. P.               Pennsylvania                 Limited
                                                                         Partnership

Lincoln Nursing Home, Inc.                  Delaware                     Corporation

Manor Management Corporation of Georgian    Pennsylvania                 Corporation
Manor, Inc.

McKerley Health Care Center - Concord       New Hampshire                Limited
Limited Partnership                                                      Partnership

McKerley Health Care Center - Concord       New Hampshire                Corporation
Inc.

McKerley Health Care Centers, Inc.          New Hampshire                Corporation


McKerley Health Facilities                  New Hampshire                General
                                                                         Partnership

Medical Services Group, Inc.                Maryland                     Corporation

Meridian Edgewood Limited Partnership       Maryland                     Limited
                                                                         Partnership

Meridian Health, Inc.                       Pennsylvania                 Corporation

Meridian Healthcare Investments, Inc.       Maryland                     Corporation

Meridian Healthcare, Inc.                   Pennsylvania                 Corporation

Meridian Perring Limited Partnership        Maryland                     Limited
                                                                         Partnership

Meridian Valley Limited Partnership         Maryland                     Limited
                                                                         Partnership

Meridian Valley View Limited Partnership    Maryland                     Limited
                                                                         Partnership

Meridian/Constellation Limited              Maryland                     Limited
Partnership                                                              Partnership

Metro Pharmaceuticals, Inc.                 Pennsylvania                 Corporation

Millville Meridian Limited Partnership      Maryland                     Limited
                                                                         Partnership

Neighborcare Pharmacies, Inc.               Maryland                     Corporation

Norristown Nursing & Rehabilitation         Pennsylvania                 Limited
Center Associates, L. P.                                                 Partnership

North Cape Convalescent Center              Pennsylvania                 Limited
Associates, L. P.                                                        Partnership


                              Genesis Subsidiaries

                                              State of
Name                                        Organization                 Type of Entity
----                                        ------------                 --------------
Northweat Total Care Centers Associates,    New Jersey                   Limited
L. P.                                                                    Partnership

Oak Hill Health Care Center, Inc.           Virginia                     Corporation

Pharmacy Equities, Inc.                     Pennsylvania                 Corporation

Philadelphia Avenue Associates              Pennsylvania                 Limited
                                                                         Partnership

Philadelphia Avenue Corporation             Pennsylvania                 Corporation

Professional Pharmacy Services, Inc.        Maryland                     Corporation

Prospect Park LTC Management, Inc.          Pennsylvania                 Corporation

Quakertown Manor Convalescent and           Delaware                     Corporation
Rehabilitation, Inc.

River Ridge Partnership                     Pennsylvania                 General
                                                                         Partnership

River Street Associates                     Pennsylvania                 Limited
                                                                         Partnership

Seminole Meridian Limited Partnership       Maryland                     Limited
                                                                         Partnership

State Street Associates Limited             Pennsylvania                 Limited
Parthership                                                              Partnership

State Street Associates, Inc.               Pennsylvania                 Corporation

Suburban Medical Services, Inc.             Pennsylvania                 Corporation

The Tidewater Healthcare Shared Services    Pennsylvania                 Corporation
Group, Inc.

Therapy Care Systems, L. P.                 Pennsylvania                 Limited
                                                                         Partnership

Therapy Care, Inc.                          Pennsylvania                 Corporation

Transport Services, Inc.                    Maryland                     Corporation

United Health Care Services, Inc.           Pennsylvania                 Corporation

Valley Medical Services, Inc.               Pennsylvania                 Corporation

Valley Transport Ambulance Service, Inc.    Pennsylvania                 Corporation

Versalink, Inc.                             Delaware                     Corporation

Villas Realty & Investment, Inc.            Pennsylvania                 Corporation

Volusia Meridian Limited Partnership        Maryland                     Limited
                                                                         Partnership

Walnut LTC Management, Inc.                 Pennsylvania                 Corporation

Walnut Park Plaza Associates                Pennsylvania                 Limited
                                                                         Partnership

                              Genesis Subsidiaries

                                              State of
Name                                        Organization                 Type of Entity
----                                        ------------                 --------------
Wayside Nursing Home, Inc.                  Delaware                     Corporation

Weisenfluh Ambulance Service, Inc.          Pennsylvania                 Corporation

West Philadelphia LTC Managemet, Inc.       Pennsylvania                 Corporation

Wyncote Healthcare Corp.                    Pennsylvania                 Corporation

York LTC Management, Inc.                   Pennsylvania                 Corporation
